Exhibit 10.1

AMENDMENT NO. 13

This AMENDMENT NO. 13 (“AMENDMENT”) is effective as of September 30, 2010, by and among DOVER MOTORSPORTS, INC., a Delaware corporation, DOVER INTERNATIONAL SPEEDWAY, INC., a Delaware corporation, GATEWAY INTERNATIONAL MOTORSPORTS CORPORATION, an Illinois corporation, MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION, a Tennessee corporation, NASHVILLE SPEEDWAY USA, INC., a Tennessee corporation, and MIDWEST RACING, INC., a California corporation (collectively, “BORROWERS”); PNC BANK, NATIONAL ASSOCIATION, as agent (“AGENT”); PNC BANK, NATIONAL ASSOCIATION, in its capacity as issuer of letters of credit (“ISSUING BANK”); and WILMINGTON TRUST COMPANY, PNC BANK, NATIONAL ASSOCIATION, and WILMINGTON SAVINGS FUND SOCIETY, FSB (collectively, “LENDERS”).

RECITALS

The BORROWERS, the AGENT, the ISSUING BANK and the LENDERS are parties to that certain Credit Agreement executed February 17, 2004 and effective as of February 19, 2004, as previously amended (“CREDIT AGREEMENT”), pursuant to which the LENDERS and the ISSUING BANK are providing to the BORROWERS certain credit facilities (“CREDIT FACILITIES”).

The BORROWERS’ repayment obligations in connection with the CREDIT FACILITIES are evidenced by: (a) the Third Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Forty-Four Million Three Hundred Twenty-One Thousand Four Hundred Twenty-Four Dollars ($44,321,424.00) from the BORROWERS to the order of Mercantile-Safe Deposit and Trust Company effective as of August 21, 2009 (“PNC NOTE”); (b) the Second Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Fifteen Million Six Hundred Forty-Two Thousand Eight Hundred Fifty-Six Dollars and Ten Cents ($15,642,856.10) from the BORROWERS to the order of Wilmington Trust Company effective as of August 21, 2009 (“WILMINGTON TRUST NOTE”); and (c) the Third Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Thirteen Million Thirty-Five Thousand Seven Hundred Nineteen Dollars and Fifty Cents ($13,035,719.50) from the BORROWERS to Wilmington Savings Fund Society, FSB effective as of August 21, 2009 (“WILMINGTON SAVINGS NOTE”).

As used herein the term “LOAN DOCUMENTS” means collectively the CREDIT AGREEMENT, the PNC NOTE, the WILMINGTON TRUST NOTE, the WILMINGTON SAVINGS NOTE and all other documents evidencing and securing the obligations in connection with the CREDIT FACILITIES.

The BORROWERS have requested that the AGENT, the LENDER and the ISSUING BANK agree to modify certain financial covenants contained in the CREDIT AGREEMENT. The AGENT, the LENDER and the ISSUING BANK are willing to consent to the BORROWERS’ request subject to the terms contained in this AMENDMENT.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1. Recitals. The parties acknowledge the accuracy of the above recitals and hereby incorporate the recitals into this AMENDMENT.

Section 2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:

a. Article 1. Article 1 of the CREDIT AGREEMENT is hereby amended by deleting the existing definitions of “FIXED CHARGE COVERAGE RATIO” and “LEVERAGE RATIO” and substituting in lieu thereof the following:

Fixed Charge Coverage Ratio. The term “FIXED CHARGE COVERAGE RATIO” means at any date of determination, the ratio of: (a) CONSOLIDATED EBITDA less dividends less cash income tax expense (or, as the case may be, plus cash income tax refunds received) less capital expenditures, in such case for the comparable twelve month period, to (b) CONSOLIDATED DEBT SERVICE; provided, however, in determining CONSOLIDATED EBITDA for any period including the fiscal quarters ending September 30, 2011 or December 31, 2011, the CONSOLIDATED EBITDA of the BORROWERS for the Dover International Speedway fall race scheduled for the period between September 30, 2011 through and including October 2, 2011 shall be deemed earned in the fiscal quarter ending September 30, 2011.

Leverage Ratio. The term “LEVERAGE RATIO” means at any date of determination, the ratio of CONSOLIDATED FUNDED DEBT on such date to CONSOLIDATED EBITDA for the four consecutive fiscal quarters of the BORROWERS most recently ended prior to such date; provided, however, in determining CONSOLIDATED EBITDA for any period including the fiscal quarters ending September 30, 2011 or December 31, 2011, the CONSOLIDATED EBITDA of the BORROWERS for the Dover International Speedway fall race scheduled for the period between September 30, 2011 through and including October 2, 2011 shall be deemed earned in the fiscal quarter ending September 30, 2011.

b. Section 5.16. Section 5.16 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

Section 5.16. Leverage Ratio. The BORROWER shall maintain a LEVERAGE RATIO of not more than: (a) 6.25 to 1.0 as of September 30, 2010; (b) 6.25 to 1.0 as of December 31, 2010; (c) 5.50 to 1.0 as of March 31, 2011; (d) 3.25 to 1.0 as of June 30, 2011; and (e) 3.0 to 1.0 as of December 31, 2011, and as of the end of each fiscal quarter thereafter.

Section 3. Other Terms. Except as specifically modified herein, all other terms and provisions of the CREDIT AGREEMENT and all other documents evidencing, securing or otherwise documenting the terms and provisions of the credit facilities being provided by the LENDERS and the ISSUING BANK to the BORROWERS remain in full force and effect and are hereby ratified and confirmed. All security interests and liens securing the BORROWERS’ obligations under the LOAN DOCUMENTS remain in full force and effect and are hereby ratified and confirmed.

Section 4. Appraisal. Prior to January 31, 2011, the AGENT shall receive an appraisal of the enterprise value of Dover International Speedway, Inc. as a going concern. The BORROWERS shall take all action requested by the AGENT in connection with such appraisal and shall pay to the AGENT the cost of such appraisal upon the demand of the AGENT.

Section 5. Fees And Expenses. On the date of this AMENDMENT the BORROWERS shall pay to the AGENT, for the benefit of the LENDERS, a fee in the amount of one-fifth of one percent (0.20%) of the maximum aggregate amount of the CREDIT FACILITIES. In addition, the BORROWERS shall pay to the AGENT upon the request of the AGENT all fees and expenses in connection with the structuring, preparation and negotiation of this AMENDMENT and of any documents executed in connection herewith.

Section 6. Choice of Law. The laws of the State of Maryland (excluding, however, conflict of law principals) shall govern and be applied to determine all issues relating to this AMENDMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation and enforceability of this AMENDMENT.

Section 7. Representations and Warranties. The BORROWERS hereby make the representations and warranties set forth in Article 4 of the CREDIT AGREEMENT, in the same manner as provided in Section 2.1.b of the CREDIT AGREEMENT (regarding the confirmation of such representations and warranties upon the making of any advances).

Section 8. Counterparts; Delivery by Telecopier. This AMENDMENT may be executed in counterparts, and any counterpart delivered by telecopier or electronic transmission will be effective as an original. Any party delivering its counterpart of this AMENDMENT by telecopier or electronic transmission shall forthwith deliver the original thereof by another method permitted under the CREDIT AGREEMENT for the delivery of notices; provided, that failure to do so shall not impair the effectiveness of the delivery by telecopier or electronic transmission.

IN WITNESS WHEREOF, the parties have executed this AMENDMENT with the specific intention of creating a document under seal.

BORROWERS:

DOVER MOTORSPORTS, INC., A Delaware Corporation

By:	/s/ Thomas G. Wintermantel		(SEAL)
	Name:	Thomas G. Wintermantel
	Title:	Treasurer & Asst. Secretary

DOVER INTERNATIONAL SPEEDWAY, INC., A Delaware Corporation

By:	/s/ Thomas G. Wintermantel		(SEAL)
	Name:	Thomas G. Wintermantel
	Title:	Treasurer & Asst. Secretary

GATEWAY INTERNATIONAL MOTORSPORTS CORPORATION,
An Illinois Corporation

By:	/s/ Thomas G. Wintermantel		(SEAL)
	Name:	Thomas G. Wintermantel
	Title:	Treasurer & Asst. Secretary

MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION, A Tennessee Corporation

By:	/s/ Thomas G. Wintermantel		(SEAL)
	Name:	Thomas G. Wintermantel
	Title:	Treasurer & Asst. Secretary

NASHVILLE SPEEDWAY USA, INC.,
A Tennessee Corporation

By:	/s/ Thomas G. Wintermantel		(SEAL)
	Name:	Thomas G. Wintermantel
	Title:	Treasurer & Asst. Secretary

MIDWEST RACING, INC.,
A California Corporation

By:	/s/ Thomas G. Wintermantel		(SEAL)
	Name:	Thomas G. Wintermantel
	Title:	Treasurer & Asst. Secretary

AGENT: PNC BANK, NATIONAL ASSOCIATION

By:	/s/ C. Douglas Sawyer		(SEAL)
	Name:	C. Douglas Sawyer
	Title:	Sr. Vice President

LENDERS:

WILMINGTON TRUST COMPANY

By:	/s/ Michael B. Gast		(SEAL)
	Name:	Michael B. Gast
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ C. Douglas Sawyer		(SEAL)
	Name:	C. Douglas Sawyer
	Title:	Sr. Vice President

WILMINGTON SAVINGS FUND SOCIETY, FSB

By:	/s/ James A. Walls		(SEAL)
	Name:	James A. Walls
	Title:	Vice President

ISSUING BANK:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ C. Douglas Sawyer		(SEAL)
	Name:	C. Douglas Sawyer
	Title:	Sr. Vice President

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